Exhibit 99.1

Kineta Announces FDA Acceptance of Investigational New Drug (IND) Application for KVA12123 for the Treatment of Advanced Solid Tumors

Seattle, WA – (November 15, 2022) Kineta, Inc. (“Kineta” or the “Company”), a clinical-stage biotechnology company focused on developing next-generation immunotherapies that address cancer immune resistance, announced today that the U.S. Food and Drug Administration (FDA) has accepted its Investigational New Drug application (IND) to evaluate its VISTA blocking immunotherapy, KVA12123 (formerly referred to as KVA12.1), as a potential treatment for patients with advanced solid tumors.

Kineta is planning to conduct a Phase 1 / Phase 2 clinical study evaluating KVA12123 as a single agent and in combination with pembrolizumab in patients with advanced solid tumors. The objectives of the study are to evaluate the safety, tolerability, pharmacokinetics and anti-tumor responses of KVA12123 alone and in combination with pembrolizumab. Kineta expects to initiate the clinical trial in the fourth quarter of 2022.

“The FDA acceptance of the IND enables Kineta to initiate the Phase 1/Phase 2 clinical trial in cancer patients with advanced solid tumor and demonstrates Kineta’s ability to execute on our clinical objectives. This marks the next stage of our journey toward developing KVA12123 as a potential important new anti-cancer immunotherapy,” said Shawn Iadonato, Ph.D., Chief Executive Officer of Kineta. “We believe KVA12123 has the potential to improve clinical responses in cancer patients as a monotherapy as well as in combination with currently approved immunotherapies. We look forward to working with our clinical partners to start this study in the United States later this year and to announce interim results anticipated in late 2023.”

KVA12123 is expected to be a differentiated VISTA blocking immunotherapy to address the problem of immunosuppression in the tumor microenvironment (TME). It is a fully human engineered IgG1 monoclonal antibody that was designed to bind to VISTA through a unique epitope. KVA12123 is being developed as an intravenous infusion.

Kineta is developing KVA12123 in large clinical and commercial indications where existing checkpoint inhibitors (CPIs) perform poorly, there is a high unmet medical need and VISTA expression in the tumor microenvironment is high. KVA12123 may be an effective immunotherapy for many types of cancer, including lung, colorectal, ovarian, renal cell, and head and neck as well as other “cold” difficult-to-treat solid tumors.

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Kineta is a clinical-stage biotechnology company with a mission to develop next-generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate immunity and is focused on discovering and developing potentially differentiated immunotherapies that address the major challenges with current cancer therapy. For more information on Kineta, please visit www.kinetabio.com, and follow Kineta on Twitter, LinkedIn and Facebook.

PiiONEER™ Platform was designed for the discovery and development of potentially differentiated immunotherapies that address the major challenges with cancer immune resistance. Kineta believes that utilization of the PiiONEER™ Platform has potential to result in novel, well-characterized innate immuno-oncology lead antibody therapeutics that can be efficiently advanced into formal IND-enabling and clinical studies.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material with respect to the proposed transactions between Yumanity Therapeutics, Inc. (“Yumanity”) and Kineta and between Yumanity and Janssen Pharmaceutica NV (“Janssen”). In connection with the proposed transactions, on August 29, 2022, Yumanity filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC on October 3, 2022, Amendment No. 2 to the Initial Registration Statement filed with the SEC on October 24, 2022 and Amendment No. 3 to the Initial Registration Statement filed with the SEC on November 4, 2022 (together with the Initial Registration Statement, the “Registration Statement”), which contains a preliminary proxy statement and prospectus. The Registration Statement has been declared effective by the SEC on November 10, 2022. Yumanity subsequently filed the definitive proxy statement/prospectus (the “Proxy Statement”) on November 10, 2022, which is being mailed to Yumanity stockholders of record as of the close of business on November 4, 2022. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they contain important information about Yumanity, Kineta and the proposed transactions. This press release is not a substitute for the Registration Statement, the Proxy Statement or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions.

Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, is set forth in the Proxy Statement and will be set forth in any other relevant documents to be filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain forward-looking statements, including, without limitation, statements regarding Kineta’s plans for pre-clinical and clinical studies, regulatory filings, investor returns and anticipated drug effects in human subjects; statements regarding the proposed merger between Yumanity and Kineta and the proposed asset sale to Janssen, including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; and other statements that are not historical in nature. You are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties inherent in Kineta’s business which could significantly affect expected results, including, without limitation, progress of drug development, ability to raise capital to fund drug development, clinical testing and regulatory approval, developments in raw material and personnel costs and legislative, fiscal and other regulatory measures. All forward-looking statements are qualified in their entirety by this cautionary statement. Except as required by law, Kineta undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this press release.

FOR FURTHER INFORMATION, PLEASE CONTACT:

Kineta, Inc. :

Jacques Bouchy

SVP Business Development & Corporate Communications

+1 206-378-0400

jbouchy@kineta.us

Investor Relations:

John Mullaly

LifeSci Advisors, LLC

jmullaly@lifesciadvisors.com

Source: Kineta, Inc.